UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 18, 2020

ADAMIS PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11682 El Camino Real, Suite 300 San Diego, CA		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 997-2400

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADMP	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Change in Registrant's Certifying Accountant.

(a) Former Independent Registered Public Accounting Firm

On June 18, 2020, Adamis Pharmaceuticals Corporation ("Adamis" or the "Company") dismissed Mayer Hoffman McCann P.C. (“MHM”) as the Company’s independent registered public accounting firm. The Audit Committee of the Board of Directors of the Company approved the decision to dismiss MHM. The Company has authorized MHM to respond fully to the inquiries of the successor auditors.

During the two fiscal years ended December 31, 2019, and the subsequent interim periods through June 18, 2020, there were no: (1) disagreements with MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The audit reports of MHM on the Company’s financial statements as of and for the years ended December 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports included an explanatory paragraph noting that the Company has incurred recurring losses from operations and is dependent on additional financing to fund operations, and that such conditions raise substantial doubt about the Company’s ability to continue as a going concern.

The Company provided MHM with a copy of the foregoing disclosures and requested MHM to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of the letter furnished pursuant to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

On June 18, 2020, the Audit Committee appointed BDO USA, LLP (“BDO”) as the Company’s new independent registered public accounting firm, effective immediately. During the fiscal years ended December 31, 2019 and 2018, and during all subsequent interim periods through June 18, 2020, neither the Company nor anyone on its behalf consulted with BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and in each case where a written report or oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a “disagreement” with its former auditors within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions or a “reportable event” within the meaning of Item 304(a)(1)(v) Regulation S-K.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter from Mayer Hoffman McCann P.C. to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMIS PHARMACEUTICALS CORPORATION

Dated: June 22, 2020	By:	/s/ Robert O. Hopkins
	Name:	Robert O. Hopkins
	Title:	Chief Financial Officer